SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 April 30, 1998
                Date of Report (Date of earliest event reported)



                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  001-14057                 61-1323993
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)           Identification Number)


                               3300 Aegon Center,
                             400 West Market Street,
                           Louisville, Kentucky 40202
                    (Address of Principal Executive Offices)



         Registrant's telephone number, including area code:(502) 596-7300


                             VENCOR HEALTHCARE, INC.
          (Former name or former address, if changed since last report)

Items 1-4. NOT APPLICABLE


Item 5.    OTHER EVENTS

         On April 30, 1998, Ventas, Inc. (formerly known as Vencor, Inc.) announced that it had completed the internal reorganization and the refinancing of all its indebtedness necessary to complete the spin-off of its healthcare operations through the distribution of one share of common stock of Vencor, Inc. (the "Company") for each share of Ventas common stock, which would be paid on May 1, 1998. In connection with the reorganization, Ventas, Inc. changed its name from Vencor, Inc. and the Company changed its name from Vencor Healthcare, Inc. to Vencor, Inc. A copy of the press release is attached to this filing and is incorporated herein by reference.


Item 6.    NOT APPLICABLE


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

     (a)   Financial Statements of Businesses Acquired

           Not Applicable

     (b)   Pro Forma Financial Information

           Not Applicable

     (c)   Exhibits
           Exhibit 99.1 -- Press Release Dated April 30, 1998.


Items 8-9. NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VENCOR, INC.


Date:  May 7, 1998                          By: /s/ Richard Lechleiter
                                                -------------------------------
                                               Name:  Richard Lechleiter
                                               Title: Vice President

                                  EXHIBIT INDEX



Exhibit No.           Description
----------            -----------
99.1                  Press Release, dated April 30, 1998